Filed Pursuant to Rule 497

Securities Act File No. 333-228959

Minimum Offering of 1,500,000 Shares

Maximum Offering of 100,000,000 Shares

YieldStreet Prism Fund Inc.

Supplement No. 1 dated May 3, 2021

to

Prospectus dated March 31, 2021

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of YieldStreet Prism Fund Inc. (the “Company”) dated March 31, 2021, as amended or supplemented (the “Prospectus”), and should be read together with the Prospectus, as amended or supplemented through the date of this supplement.

You should carefully consider the “Risk Factors” beginning on page 29 of the Prospectus before you decide to invest.

About the Adviser

YieldStreet Inc., our Adviser’s parent, has approximately 275,000 members registered on its digital platform.

About the Company's Stockholders

As of April 30, 2021, there are more than 3,529 unique stockholders that have purchased our shares for an aggregate principal amount of approximately $67,000,000, with an average investment by each stockholder of approximately $18,900.

Schedule of Investments

Our Schedule of Investments as settled as of April 30, 2021 (Unaudited)1 is set forth below:

1 The Schedule of Investments set forth above has been prepared by the Adviser based upon the best information available to it at the time of such preparation. Actual returns on Investments, and the value of Investments made by the Company, which are published in the Company’s Annual Report on Form N-CSR may vary from those presented in the above Schedule of Investments. The above Schedule of Investments is intended to provide a pro forma current portfolio of the Company and is not based on any final prepared financial statements. In addition, there have been no external valuations of the fair value of the Investments in accordance with ASC Topic 820-Fair Value Measurement, and the Company’s Board of Directors has not established any fair value of the Investments since April 23, 2021.

		Reference Rate	Maturity	Shares/ Par
	Rate	& Spread	Date	Amount	Value
CORPORATE PREFERRED BONDS – 13.54%
Preferred – 13.54%
Bank of America Preferred, Series MM (a)(c)	4.30%	N/A	1/28/2025	2,000,000	$2,062,500
BNY Mellon Preferred, Series G(a)(c)	4.70%	N/A	9/30/2025	940,000	1,038,700
Charles Schwab Preferred, Series H(a)(c)	4.00%	N/A	12/1/2030	1,900,000	1,926,980
Discover Financial Services Preferred, Series C(a)(c)	5.50%	N/A	10/30/2027	1,850,000	1,977,188
JP Morgan Preferred, Series HH(a)(c)	4.60%	N/A	9/30/2025	940,000	970,550
State Street Preferred, Series H(a)(c)	5.63%	N/A	12/15/2023	940,000	998,656
Total Preferred					8,974,574
Total Corporate Preferred Bonds (Cost $8,741,300)					8,974,574

STRUCTURED NOTES – 1.52%
Structured Notes – 1.52%
Royal Bank of Canada, Facebook(n)(p)	$500,000	$507,750
Royal Bank of Canada, Netflix(n)(p)	500,000	500,000
Total Structured Notes (Cost $1,000,000)		1,007,750

FIRST LIEN SENIOR SECURED TERM LOANS – 44.83%
Art – 6.90%
Ostillo Delaware, LLC(b)(c)(d)(o)	8.25%	3M US L + 6.50% (1% Floor)	03/17/2023	$4,570,000	$4,570,000
Total Art					4,570,000
Auto – 5.16%
Non-Prime- 5.16%
Exotic Car Leasing LLC(b)(h)(o)	9.75%	9.75%	07/31/2023	$3,420,000	$3,420,000
Total Auto					3,420,000

Commercial– 10.89%
Equipment– 4.52%
Align Business Finance (Naumes, Inc.)(b)(e)(f)(o)	10.00%	10.00%	06/01/2022	$2,997,945	$2,997,945
Equipment Lease– 1.60%
Align Business Finance (Redden Transport, LLC & Redden Leasing, LLC)(b)(e)(f)(o)	10.00%	10.00%	07/15/2023	1,057,451	1,057,451
Medical Receivables-3.28%
HomecareRX Inc.(b)(h)(f)(p)	10.50%	10.50%	10/19/2021	2,175,633	2,175,633
Supply Chain Finance-1.49%
London Luxury LLC(b)(p)(n)	N/A	N/A	7/23/2021	250,000	243,476
London Luxury LLC(b)(p)(n)	N/A	N/A	7/23/2021	765,522	744,137
Total Commercial					7,218,642

Commercial Real Estate – 21.88%
Avatar Key Palm Residence LLC (b)(o)	10.00%	10.00%	08/3/20221	$3,000,000	$3,000,000
1st National Moda Loan Partners LLC(b)(p)	10.86%	10.86%	05/01/2024	4,500,000	4,500,000
iBorrow(b)(f)(g)(o)	8.75%	8.75%	03/23/2022	3,000,000	3,000,000
MTP - 101 Reliance Road, LLC (b)(p)(l)	8.75%	8.75%	05/01/2022	4,000,000	4,000,000
Total CRE					14,500,000
Total First Lien Senior Secured Term Loans (Cost $29,708,642)					29,708,642

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SECOND LIEN SENIOR SECURED TERM LOANS – 11.25%
Commercial – 0.69%
Small Business – 0.69%
CRA FUNDING II, LLC(b)(g)(j)(o)	13.50%	13.50%	07/01/2023	$457,883	$457,883
Small Business					457,883

Consumer – 10.56%
Purchase Finance- 4.53%
Luther Appliance & Furniture Sales Acquisition, LLC(b)(h)(o)	12.00%	12.00%	10/30/2023	$3,000,000	$3,000,000
Secured Cash- 6.03%
NCP SPV Unitranche, LLC(b)(g)(j)(k)(o)	13.00%	13.00%	11/30/2022	4,000,000	4,000,000
Total Consumer					7,000,000
Total Second Lien Senior Secured Term Loans (Cost $7,457,883)					7,457,883

PREFERRED EQUITY – 7.14%
Legal – 7.14%
Case – 6.23%
Bench Walk 20C, L.P.(b)(f)(i)(g)(n)(o)	N/A	N/A	10/15/2025	$2,696,100	$2,921,228
9RPJ1 Partners, LP(b)(g)(h)(i)(n)(o)	N/A	N/A	10/15/2025	1,205,492	1,205,492
Insurance – 0.91%
Bench Walk 20C, L.P.(b)(f)(i)(g)(n)(o)	N/A	N/A	10/15/2025	603,900	603,900
Total Legal					4,730,620
Total Preferred Equity (Cost $4,505,492)					4,730,620

EQUITY – 6.79%
Commercial Real Estate – 6.04%
Multi-Family – 6.04%
YS PE REQ I LLC (Hines Park Place)(b)(g)(n)(o)	N/A	N/A	N/A	$2,000,000	$2,000,000
Southgate Green Investors LLC(b)(g)(n)(o)	N/A	N/A	N/A	2,000,000	2,000,000
Total Commercial Real Estate					4,000,000

SPAC Equity – 0.75%
Haymaker Acquisition Corp III(n)	N/A	N/A	N/A	$50,000	$500,000
Total SPAC Equity					500,000
Total Equity (Cost $4,500,000)					4,500,000

	7-Day Yield	Shares
CASH AND MONEY MARKET MUTUAL FUNDS– 16.17%
SDIT Government Fund	0.04%	10,715,805	$10,715,805
Total Money Market Mutual Funds (Cost $10,715,903)		10,715,805	10,715,805

Total Investments – 101.24% (Cost $66,629,220)			$67,095,274
Liabilities in Excess of Other Assets – (1.24)%			(823,866)
Net Assets - 100.00%			$66,271,408

(a)	Corporate bonds are perpetual investments. The maturity dates presented for these securities reflect the next call date. The interest rate shown is the rate in effect as of period end and changes periodically.
(b)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets.
(c)	Floating or variable rate investment. The rate in effect as of April 30, 2021 is based on the reference rate, as described above, plus the displayed spread as of the security’s last reset date. The interest rate shown is the rate in effect as of period end and changes periodically.
(d)	The Fund made a $4.570 million first-lien term loan to a dedicated art holding company that was funded in three separate draws over an eight month period. The loan was originated by Athena Art Finance Corp. (“Athena”), an affiliate of Advisor, and is secured by a diversified pool of fifteen blue-chip artworks valued at an estimated $9.6 million (as determined by an independent, third-party appraisal firm on a marketable cash value basis).
(e)	Reich Bros Business Solutions, LLC, doing business as Align Business Finance (“ABF”).
(f)	These positions are held through a participation with an unrelated loan servicer or underwriter that exposes the Fund to additional credit risk.
(g)	Restricted security: these securities may only be resold in transactions exempt from registration under the Securities Act of 1933.
(h)	These investments have an unfunded commitment as of April 30, 2021.
(i)	This investment has an expected return of 14% with an expected termination date of October 15, 2025.
(j)	The Fund's investment in the securities were purchased from the originator, a non-bank direct lender that provides credit facilities to specialty finance companies, and are held through a participation with an unrelated loan servicer or underwriter that exposes the Fund to additional credit risk.
(k)	A portion of the exposure of this investment is collateralized by cash deposits controlled by the lender.
(l)	Security which pays partial cash and paid-in-kind “PIK”.

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(m)	To obtain a copy of the fund's shareholder report, please go to the Securities and Exchange Commission's website at www.sec.gov.
(n)	Non-income producing
(o)	Reflects fair value as determined by the Board of Directors as of March 31, 2021.
(p)	Reflects cost, as the investment was acquired subsequent to March 31, 2021.

Description of Certain Portfolio Investments Purchased

A brief description of certain additional Investments that we have purchased or increased the size thereof, since March 31, 2021, is set forth below:

Real Estate. We acquired a $4.5 million participation in a $22.7 million first mortgage loan originated by an affiliate of First National. The underlying loan is secured by a first priority mortgage on 1490 residential lots and a first lien on all profits (equity cash flows) from two to-be-developed single family rental (SFR) communities. Based on appraisals conducted by Newmark Knight Frank as of December 2020, the collateral has an “as-is” valuation of $45.6 million, equating to an LTV of 49.7%.  The underlying loan has an initial term of 24 months, with one option to extend for 12 months. The underlying loan bears an interest rate of LIBOR + 11%, with a LIBOR floor of 0.1125%. Principal is expected to be repaid incrementally through proceeds from the sale of lots and/or distributions from the SFR properties.

Real Estate. We provided $4.0 million of a $6.2 million loan secured by an occupied single-tenant industrial property in Kings Mountain, NC. One of our affiliate’s managed by the Adviser provided the remainder of the loan. Cushman & Wakefield was engaged as appraiser, and concluded a valuation of $7.4 million, equating to an LTV of 83.8%.    The property is occupied with a lease in place until 2030. The credit tenant is an A3 rated multinational equipment manufacturer and provided a corporate guaranty to the lease. The underlying loan has a term of 12 months with one option to extend for 6 months. The loan bears interest at an annualized rate of LIBOR + 8.25% with a floor of 8.75%. Of the total interest rate, 7.0% is expected to be paid current and the remainder accrued and paid at maturity.

Consumer. We committed and partially funded $5 million of a $15 million multi-tranche 30-month term loan facility secured by a first lien on all assets of the borrower, including consumer auto leases, the leased vehicles and cash proceeds. As of the date hereof, $3.42 million out of the $5 million has been funded. One of our affiliates, managed by the Adviser, has committed and partially funded the remaining $10 million of the facility. Each term loan bears interest at 9.75% per annum with an origination fee of 1.5% and a minimum of 1% in exit fees based on the amount of each term loan. The borrowing base is governed by an advance rate of 50% of the net liquidation value of the leased vehicles. The lessees make, on average, a 33% down payment on each leased vehicle. The leases have an average remaining term of 49 months. Most of the vehicles are high-end, luxury brands. The principals of the borrower have a total investment of equity and subordinated debt of approximately $4 million and have provided personal bad-actor guarantees in connection with the facility.

Legal Proceedings

The first paragraph of “Legal Proceedings” in the Prospectus is amended and restated in its entirety with the following:

On September 9, 2020, four accredited investors filed a complaint against Yieldstreet Management LLC, the Company’s investment adviser, its parent, YieldStreet Inc., and certain of its affiliates, including YS Altnotes I LLC, YS Altnotes II LLC and Michael Weisz (collectively, “Yieldstreet”), alleging inadequate disclosure of the risks of a potential borrower default attendant to certain offerings undertaken by certain affiliates of Yieldstreet, and also seeking to represent a putative class of “all persons” who participated in such offerings since 2018, Michael Tecku, et al. v. Yieldstreet Inc., et al., No. 20-cv-07327 (S.D.N.Y.) (the “Tecku Matter”). The Company is not named as a defendant, nor is it otherwise a party to, the Tecku Matter. The complaint filed by plaintiffs in connection with the Tecku Matter is based in large part on a fraud undertaken by persons associated with certain marine borrowers (the “Lakhani Borrowers”) that Yieldstreet discovered and brought to the attention of the High Court of Justice of England and Wales (Queen’s Bench Division), which on April 2, 2020, granted a $76.7 million Worldwide Freezing Order and which, on October 5, 2020, entered a $85 million Final Judgment in favor of the SPVs managed by Yieldstreet Management, LLC.  Yieldstreet is aware of several lenders who, taken together with Yieldstreet, loaned hundreds of millions of dollars to related borrowers under similar circumstances. The complaint in the Tecku Matter attributes key allegations to Four Wood Capital Advisors and Global Marine Transport Company (“Four Wood/GMTC”), the originator that introduced and vetted the Lakhani Borrowers, and then enabled and covered up the fraud. Yieldstreet terminated and sued Four Wood/GMTC in April 2020, YS GM Marfin II LLC, et al. v. Four Wood Capital Advisors, LLC, et al., 1:20-cv-03320-PGG (S.D.N.Y.) (the “Four Wood Matter”), which as amended asserts fraud and other claims against Four Wood/GMTC and its principals, Steven Baffico and Andrew Simmons, for, among other allegations, their deception of Yieldstreet, the manner with which they enabled the Lakhani Borrowers, and the misappropriation of more than $320,000.  On April 26, 2021, the court dismissed all but one claim and dismissed all defendants except the Adviser. The court held that plaintiffs could potentially meet the Rule 12(6)(b) plausibility standard on the one remaining claim for breach of fiduciary duty claim but stated that it was “skeptical that [the Adviser] owed a fiduciary duty to Plaintiffs.” Plaintiffs have until May 17, 2021 to amend the complaint. Yieldstreet believes the lawsuit lacks merit and will continue to vigorously defend against it.

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